UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2007
THERMOGENESIS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2711 Citrus Road
Rancho Cordova, California 95742

(Address and telephone number of principal executive offices) (Zip Code)
(916) 858-5100

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
     On September 11, 2007, George Barry resigned from the Board of Directors of ThermoGenesis Corp. to refocus on other business pursuits that will require more of his time. There are no disagreements with the registrant, and there are no severance terms, deferred compensation, or other financial arrangements between Mr. Barry and ThermoGenesis Corp.
     ThermoGenesis Corp. is continuing its efforts to add several additional independent directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS CORP., a Delaware Corporation
Dated: September 11, 2007	/s/ Matthew Plavan
Matthew Plavan,
Chief Financial Officer